Supplement to the
Fidelity Floating Rate High Income Fund
September 9, 2002
Prospectus

The following information updates the similar information on the cover of the prospectus:

Fidelity Floating Rate High Income Fund

(fund number 814, trading symbol FFRHX)

FHI-02-02 October 22, 2002
1.778339.101